UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2025

IMPACT BIOMEDICAL INC.

(Exact name of registrant as specified in its charter)

Nevada	001-42212	85-3926944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Broadfield Blvd., Suite 130, Houston, TX	77084
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IBO	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 5, 2025, Impact Biomedical Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). A total of 64,328,010 shares of common stock of the Company, representing 88.50% of the aggregate shares outstanding and eligible to vote on September 8, 2025, the record date for the Meeting, and constituting a quorum, were represented in person or by valid proxies at the Meeting.

The stockholders approved the election of Frank D. Heuszel; Elise Brownell; Melissa Sims; Castel Hibbert; David Keene; Christian Zimmerman; Jason Grady and Chan Heng Fai Ambrose to serve as directors of the Company until the next Annual Meeting of the shareholders.

The stockholders ratified the appointment of Grassi & Co. Certified Public Accountants, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The stockholders approved, on an advisory basis, the compensation of the named executive officers.

The final voting results on these matters were as follows:

1. Approval of the election of Frank D. Heuszel; Elise Brownell; Melissa Sims; Castel Hibbert; David Keene; Christian Zimmerman; Jason Grady and Chan Heng Fai Ambrose to serve as directors of the Company until the next Annual Meeting of the shareholders:

	FOR	AGAINST	WITHHELD	BROKER NON-VOTES
Frank D. Heuszel	61,565,626	54,136	5,487	2,702,761
Elise Brownell	61,535,306	74,945	14,997	2,702,761
Melissa Sims	61,496,912	112,291	16,046	2,702,761
Castell Hibbert	61,564,380	45,380	15,489	2,702,761
David Keene	61,536,534	73,768	14,947	2,702,761
Christian Zimmerman	61,566,321	43,460	15,468	2,702,761
Jason Grady	61,566,251	52,677	6,321	2,702,761
Chan Heng Fai Ambrose	61,505,698	113,631	5,920	2,702,761

2. Ratification of the appointment of Grassi & Co. Certified Public Accountants, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

FOR	AGAINST	ABSTAIN
64,126,924	174,317	26,769

3. Approval on an advisory basis of the compensation of the named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
61,512,770	107,684	4,795	2,702,761

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

IMPACT BIOMEDICAL INC.

Date: November 6, 2025	By:	/s/ Frank D. Heuszel
	Name:	Frank D. Heuszel
	Title:	Chief Executive Officer